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                                                                       EXHIBIT A


                           HEARTLAND PROPERTIES, INC.
                                WPLH PROPERTIES

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     PROPERTY NAME                                LOCATION
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  The Depot                                    Antigo, Wisconsin
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  Station House                                Antigo, Wisconsin
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  Lincoln Mills                                Appleton, Wisconsin
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  Ravine Mills                                 Appleton, Wisconsin
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  The Mills II                                 Appleton, Wisconsin
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  Brittan House                                Beloit, Wisconsin
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  WaterTower Place                             Beloit, Wisconsin
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  WPL Building                                 Berlin, Wisconsin
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  North River Block                            Berlin, Wisconsin
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  Whiting Hotel                                Berlin, Wisconsin
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  Romeis Millstream II                         Chippewa Falls, Wisconsin
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  Kingston Court                               Coloma, Wisconsin
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  Colonial Manor                               Columbus, Wisconsin
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  Whitney Hotel                                Columbus, Wisconsin
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  Lawton Foundry                               DePere, Inc.
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  Town's Edge                                  Elroy, Wisconsin
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  The Eldorado                                 Fond du Lac, Wisconsin
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  City Square                                  Hillsboro, Wisconsin
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  Cedar Meadows                                Holmen, Wisconsin
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  Jeffris Flats                                Janesville, Wisconsin
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  Windsong Village                             Kenosha, Wisconsin
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  641 West Main                                Madison, Wisconsin
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  Fairwood Arms                                Madison, Wisconsin
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  The Avenue                                   Madison, Wisconsin
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  The Falconer                                 Madison, Wisconsin
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  Williamstown Bay East                        Madison, Wisconsin
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  Williamstown Bay North                       Madison, Wisconsin
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  YWCA                                         Madison, Wisconsin
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          PROPERTY NAME                       LOCATION
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  Northland                          Manawa, Wisconsin
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  Westwynde                          Manitowoc, Wisconsin
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  Dunlap Square                      Marinette, Wisconsin
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  Woodlands                          Marshfield, Wisconsin
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  Tower Hall                         Marshfield, Wisconsin
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  Mayville Heights                   Mayville, Wisconsin
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  Cottages                           McFarland, Wisconsin
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  Northland                          Necedah, Wisconsin
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  Genesis V                          Oregon, Wisconsin
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  Village Plaza                      Paddock Lake, Wisconsin
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  Parkview                           Pardeeville, Wisconsin
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  Parkview II                        Pardeeville, Wisconsin
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  Liberty Place                      Platteville, Wisconsin
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  Colonial Columns                   Plymouth, Wisconsin
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  Ripple Creek I                     Port Edwards, Wisconsin
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  Ripple Creek II                    Port Edwards, Wisconsin
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  Deer Run                           Portage, Wisconsin
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  Village House                      Portage, Wisconsin
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  Liberty Place                      Prairie du Chien, Wisconsin
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  Terrace Gardens                    Prairie du Chien, Wisconsin
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  DeKoven Foundation                 Racine, Wisconsin
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  Winfield                           Reedsburg, Wisconsin
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  Maple Tree                         Ripon, Wisconsin
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  Brickner Woolen Mills              Sheboygan Falls, Wisconsin
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  Henry Jung Building                Sheboygan, Wisconsin
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  Leverenz                           Sheboygan, Wisconsin
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  Sunnyside Townhouses               Sheboygan, Wisconsin
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  Balzer Wagon Works                 Sheboygan, Wisconsin
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  Mountain Village                   Steamboat Springs, Colorado
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              PROPERTY NAME                       LOCATION
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           Vandenburg Heights                Sun Prairie, Wisconsin
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           Meadowview Village                Twin Lakes, Wisconsin
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           Sugar Creek                       Verona, Wisconsin
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           Village Square                    Wausau, Wisconsin
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           Valley View                       Wisconsin Dells, Wisconsin
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